                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                           ======================

                                  FORM 8-K

                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934




      Date of Report (Date of earliest event reported):    May 1, 1997
                                                        --------------



                               INTERCEL, INC.
                               --------------
                          (Exact Name of Registrant
                        as Specified in its Charter)




 Delaware                         0-23102                        58-1944750
--------------------------------------------------------------------------------
(State or Other                 (Commission                   (I.R.S. Employer
Jurisdiction of                 File Number)                 Identification No.)
Incorporation)




1233 O.G. Skinner Dr., West Point, GA                                      31833
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                              (Zip Code)




     Registrant's telephone number, including area code:  (706) 645-2000
                                                        ----------------



                                     N/A
        -------------------------------------------------------------
        (Former Name or Former Address, if Changed Since Last Report)

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         On May 1, 1997 (the "Closing Date"), pursuant to an Asset Purchase Agreement dated December 23, 1996 (the "Agreement"), Unity Cellular Systems, Inc. ("Unicel") and InterCel Licenses, Inc. ("Licensee"), each a wholly owned subsidiary of InterCel, Inc. ("InterCel"), respectively, sold and assigned to MRCC, Inc., a wholly owned subsidiary of Rural Cellular Corporation (the "Purchaser"): (i) substantially all of the assets and rights of Unicel, including Unicel's 51% general partnership interest in the Northern Maine Cellular Partnership (the "Partnership") which Partnership is licensed to provide cellular service in Maine RSA2; and (ii) the FCC licenses held by Licensee to provide cellular and microwave service in the Bangor, Maine MSA and Maine RSA3 and to provide microwave service in Maine RSA2. This transaction (the "Maine Disposition") constituted a sale by InterCel of all of its cellular telephone operations in the State of Maine.

         The Agreement provided for a cash purchase price ("Purchase Price") of $77,355,250.00 (which amount is subject to certain post-closing adjustments) for the above-referenced assets of Unicel and Licensee. The Purchase Price was arrived at through arm's length negotiations by the parties and was determined to be fair and reasonable by the Boards of Directors of InterCel, Unicel and Licensee based upon various factors, including the results of operations of Unicel and the recent market prices of similar assets sold by others. On the Closing Date, the Purchaser paid Unicel $71,799,124.86 in cash and paid $5,405,000.00 into escrow. The amount paid into escrow will be held to satisfy claims that may be made under the indemnity and purchase price adjustment provisions of the Agreement. Such amount will be released from escrow as set forth in the Agreement. Prior to the closing of the transaction contemplated by the Agreement (the "Closing"), the parties agreed to reduce the Purchase Price by $151,125.14, and the Purchaser paid InterCel, in addition to the Purchase Price, $247,558.67 in cash at the Closing for capital expenditures made by Unicel after December 23, 1996 and prior to the Closing Date.

         Prior to the execution of the Agreement, there were no material relationships between either the Purchaser or MRCC, Inc. and Unicel, Licensee, InterCel or any of their affiliates, directors or officers, or any associate of any such director or officer. The descriptions set forth herein of the terms and conditions of the Agreement and the transactions contemplated thereby are qualified in their entirety by reference to the full text of: (i) the Agreement and the exhibits related thereto (filed as Exhibit 99.1 to InterCel's Current Report on Form 8-K dated December 23, 1996 and filed January 8, 1997); and (ii) the Closing Memorandum, a copy of which is filed as an Exhibit to this Current Report on Form 8-K. Descriptions of the Partnership and related rights and obligations of the partners are qualified in their entirety by reference to the full text of the Partnership Agreement (filed as Exhibit 10(qq) to InterCel's Registration Statement on Form S-1 (File No. 33-72734)).


ITEM 5.  OTHER EVENTS.

         InterCel previously announced the closing into escrow of the sale of 50,000 shares of Series C and 50,000 shares of Series D Convertible Preferred Stock to two investors for an aggregate of $45 million (the "Escrowed Amount"). The Escrowed Amount was to be released to InterCel upon the closing of a proposed offering of debt, provided such closing occurred on or before April 30, 1997. As previously announced, InterCel elected not to proceed with the proposed debt offering due to adverse market conditions. Accordingly, the Escrowed Amount has been returned to the investors.





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

ITEM 7.          FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                 EXHIBITS.

         (A)     FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

                 Not applicable.

         (B)     PRO FORMA FINANCIAL INFORMATION.

         2.1 The following unaudited pro forma financial statements for InterCel and its subsidiaries are included with this Report:

                                                                                                                     Page
                                                                                                                     ----

                 Unaudited Pro Forma Consolidated Balance Sheet as of
                      December 31, 1996 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     5
                 Unaudited Pro Forma Consolidated Statement of Operations for the
                      Year Ended December 31, 1996  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     6
                 Notes to Unaudited Pro Forma Consolidated Financial Statements . . . . . . . . . . . . . . . . .     7

         (C)     EXHIBITS.

         2.1 Asset Purchase Agreement dated December 23, 1996, by and among Rural Cellular Corporation, Unity Cellular Systems, Inc., InterCel Licenses, Inc. and InterCel, Inc. incorporated by reference to Exhibit 99.1 to InterCel's Current Report on Form 8-K dated December 23, 1996 and filed January 8, 1997.

         2.2 Closing Memorandum dated May 1, 1997 by and between Rural Cellular Corporation, MRCC, Inc., Unity Cellular Systems, Inc., InterCel Licenses, Inc. and InterCel, Inc.*

         ----------------------------


         * The Registrant agrees to furnish supplementally a copy of any omitted schedule or exhibit to Exhibit 2.2 to the Securities and Exchange Commission upon request, as provided in Item 601(b)(2) of Regulation S-K.





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

                       PRO FORMA FINANCIAL INFORMATION

         The following unaudited pro forma condensed consolidated financial statements have been prepared to give effect to the Maine Disposition and that certain business combination whereby InterCel, Powertel PCS Partners, L.P. and the owners of Powertel PCS Partners, L.P. (other than InterCel) exchanged their ownership interest in Powertel PCS Partners, L.P. for an aggregate of 9,686,410 shares of InterCel common stock (the "Powertel Combination"). The accompanying unaudited pro forma condensed consolidated balance sheet as of December 31, 1996 has been prepared as if such transactions were consummated as of that date. The accompanying unaudited pro forma condensed consolidated statement of operations of InterCel for the year ended December 31, 1996 gives effect to such transactions as if they occurred at January 1, 1996. The pro forma adjustments are based upon available information and certain assumptions that management believes are reasonable under the circumstances.

         These unaudited pro forma condensed consolidated financial statements and notes thereto are provided for informational purposes only and do not purport to be indicative of the results that would have actually been obtained had the Maine Disposition and the Powertel Combination been completed on the dates indicated or that may be expected to occur in the future.





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

                       INTERCEL, INC. AND SUBSIDIARIES
                UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
                           AS OF DECEMBER 31, 1996

                                                                                   PRO FORMA
                                                                                  ADJUSTMENTS
                                                                                  -----------
                                                        INTERCEL, INC.
                                                          HISTORICAL           MAINE DISPOSITION(a)      PRO FORMA
                                                       ---------------         --------------------      ---------
                                                                            (DOLLARS IN THOUSANDS)

                                                        ASSETS
CURRENT ASSETS:
   Cash and cash equivalents  . . . . . . . . . .           $185,525                $ 71,799               $257,324
   Cash held in escrow  . . . . . . . . . . . . .                 --                   5,405                  5,405
   Short term investments . . . . . . . . . . . .             75,659                      --                 75,659
   Accounts receivable, net . . . . . . . . . . .              8,228                  (2,085)                 6,143
   Inventories  . . . . . . . . . . . . . . . . .              7,805                    (586)                 7,219
   Prepaids and other . . . . . . . . . . . . . .             12,642                    (164)                12,478
                                                            --------                --------               --------
                                                             289,859                  74,369                364,228
                                                            --------                --------               --------


PROPERTY AND EQUIPMENT, AT COST:  . . . . . . .              261,251                 (16,045)               245,206
   Less accumulated depreciation  . . . . . . . .             (9,982)                  2,866                 (7,116)
                                                            --------                --------               --------
                                                             251,269                 (13,179)               238,090
                                                            --------                --------               --------

OTHER ASSETS:
   Licenses, net of amortization  . . . . . . . .            365,964                      --                365,964
   Goodwill, net of amortization  . . . . . . . .             22,670                 (22,670)                    --
   Deferred charges and other . . . . . . . . . .             17,355                    (506)                16,849
                                                            --------                --------               --------
                                                             405,989                 (23,176)               382,813
                                                            --------                --------               --------
     Total assets . . . . . . . . . . . . . . . .           $947,117                $ 38,014               $985,131
                                                            ========                ========               ========


                                          LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
   Accounts payable . . . . . . . . . . . . . . .           $  7,723                $   (578)              $  7,145
   Accrued expenses . . . . . . . . . . . . . .               24,317                    (894)                23,423
   Advance billings and customer deposits . . . .              1,352                    (365)                   987
   Current portion of long-term obligations . . .                118                      --                    118
                                                            --------                --------               --------
                                                              33,510                  (1,837)                31,673
                                                            --------                --------               --------

LONG TERM OBLIGATIONS:
   12% Senior Discount Notes due February 1, 2006            216,465                      --                216,465
   12% Senior Discount Notes due May 1, 2006  . .            217,345                      --                217,345
   Vendor Financing Agreement . . . . . . . . . .             69,514                      --                 69,514
   Other  . . . . . . . . . . . . . . . . . . . .                741                    (389)                   352
                                                            --------                --------               --------
                                                             504,065                    (389)               503,676
                                                            --------                --------               --------

MINORITY INTEREST IN SUBSIDIARY:  . . . . . . .                2,535                  (2,535)                    --
                                                            --------                --------               --------

STOCKHOLDERS' EQUITY:
   Preferred stock  . . . . . . . . . . . . . . .                  2                      --                      2
   Common stock . . . . . . . . . . . . . . . . .                269                      --                    269
   Paid-in capital  . . . . . . . . . . . . . . .            430,053                      --                430,053
   Retained earnings (deficit)  . . . . . . . . .            (22,766)                 42,775                 20,009
   Deferred compensation  . . . . . . . . . . . .               (206)                     --                   (206)
   Treasury stock . . . . . . . . . . . . . . . .               (345)                     --                   (345)
                                                            --------                --------               --------
                                                             407,007                  42,775                449,782
                                                            --------                --------               --------
     Total liabilities and stockholders' equity .           $947,117                $ 38,014               $985,131
                                                            ========                ========               ========

The accompanying notes to unaudited pro forma consolidated financial statements are an integral part of these statements.





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

                       INTERCEL, INC. AND SUBSIDIARIES
           UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                     FOR THE YEAR ENDED DECEMBER 31, 1996



                                                                          PRO FORMA ADJUSTMENTS
                                                                        ----------------------------

                                                         InterCel, Inc.    POWERTEL       MAINE
                                                           Historical     COMBINATION   DISPOSITION(b)    PRO FORMA
                                                         ------------     -----------   --------------    ---------
                                                                 (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)

  REVENUE AND SALES:
    Service . . . . . . . . . . . . . . . . . . . . . .  $    31,875                 $    13,912       $     17,963
    Equipment . . . . . . . . . . . . . . . . . . . . .        7,250                       2,172              5,078
                                                         -----------                 -----------       ------------
          Total revenue . . . . . . . . . . . . . . . .       39,125                      16,084             23,041
                                                         -----------                 -----------       ------------

  OPERATING EXPENSES:
    Cost of services  . . . . . . . . . . . . . . . . .        5,811                       1,818              3,993
    Cost of equipment sold  . . . . . . . . . . . . . .       11,653                       1,787              9,866
    Operations  . . . . . . . . . . . . . . . . . . . .        9,927                       2,039              7,888
    Selling, general and administrative . . . . . . . .       30,264    $    358 (c)       4,094             26,528
    Depreciation and amortization . . . . . . . . . . .       10,101           1 (c)       4,190              5,912
                                                         -----------    --------     -----------       ------------
          Total operating expenses  . . . . . . . . . .       67,756         359          13,928             54,187
                                                         -----------    --------     -----------       ------------

  OPERATING INCOME (LOSS):  . . . . . . . . . . . . . .      (28,631)       (359)          2,156            (31,146)
                                                         -----------    --------     -----------       ------------

  OTHER EXPENSES (INCOME):

    Interest income, net . . . . . . . . . . . . . . .        (3,175)(d)     (99)(c)          --             (3,274)
    Minority interest  . . . . . . . . . . . . . . . .          (474)         --            (474)                --
    Other  . . . . . . . . . . . . . . . . . . . . . .         1,700         (34)(c)          --              1,666
                                                         -----------    --------     -----------       ------------
                                                              (1,949)       (133)           (474)            (1,608)
                                                         -----------    --------     -----------       ------------
  Income (loss) before income taxes and cumulative
    effect of change in accounting principle  . . . . .      (26,682)       (226)          2,630            (29,538)
  Income tax benefit  . . . . . . . . . . . . . . . . .       (1,654)         --              --             (1,654)
                                                         -----------    --------     -----------       ------------
  Income (loss) before cumulative effect of change in
    accounting principle  . . . . . . . . . . . . . . .      (25,028)       (226)          2,630            (27,884)
  Cumulative effect of change in accounting
    principle . . . . . . . . . . . . . . . . . . . . .       (2,583)         --          (1,818)              (765)
                                                         -----------    --------     -----------       ------------
   Net income (loss)  . . . . . . . . . . . . . . . . .  $   (27,611)   $   (226)    $       812       $    (28,649)
                                                         ===========    ========     ===========       ============

  EARNINGS PER SHARE:
  Loss before cumulative effect of change in
    accounting principle  . . . . . . . . . . . . . . .  $     (1.00)                                  $      (1.11)
  Cumulative effect of change in accounting
    principle . . . . . . . . . . . . . . . . . . . . .         (.10)                                          (.03)
                                                         -----------                                   ------------
  Net loss per share  . . . . . . . . . . . . . . . . .  $     (1.10)                                  $      (1.14)
                                                         ===========                                   ============
  Average common and common equivalent
    shares outstanding  . . . . . . . . . . . . . . . .   25,087,000                                     25,087,000
                                                         ===========                                   ============


The accompanying notes to unaudited pro forma consolidated financial statements are an integral part of these statements.





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

         NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

(a) Reflects the $77.2 million of proceeds received in connection with the Maine Disposition (including $5.4 million held in escrow, subject to indemnification and purchase price reduction claims that may be made pursuant to the Agreement) and the elimination of the assets and liabilities related thereto. The selling price exceeded the net asset value of Unicel and, therefore, represented a pro forma gain to InterCel of $42.8 million. InterCel anticipates that net operating loss carryforwards, as well as currently generated taxable losses will more than offset the tax liability associated with this gain. Accordingly, no tax effect related to the gain is reflected in the accompanying proforma financial statements. InterCel's gain related to the Maine Disposition, which is nonrecurring in nature, is not reflected on the pro forma statement of operations as this statement is intended to reflect InterCel's ordinary operations.

(b) Reflects the elimination of the statement of operations items relating to the Maine Disposition.

(c)      Reflects expenses related to the Powertel PCS Partners, L.P.
         transaction.

(d) For the year ended December 31, 1996, interest income on a pro forma basis would have been $7.5 million, which reflects an estimated $4.3 million of interest income that would have been earned on the proceeds received from the Maine Disposition.





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

                                  SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        INTERCEL, INC.



                                        By: /s/ Allen E. Smith
                                            ------------------------------------
                                            Allen E. Smith
                                            Chief Executive Officer

Dated:  May 12, 1997





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

                                EXHIBIT INDEX

                                                                                        Page
                                                                                        ----



         2.1     Asset Purchase Agreement dated December 23, 1996, by and among
                 Rural Cellular Corporation, Unity Cellular Systems, Inc.,
                 InterCel Licenses, Inc. and InterCel, Inc. (incorporated by reference to Exhibit 99.1 to InterCel's Current Report on Form
                 8-K dated December 23, 1996 and filed January 8, 1997) . . . . . . . .

         2.2     Closing Memorandum dated May 1, 1997 by and between Rural
                 Cellular Corporation, MRCC, Inc., Unity Cellular Systems, Inc.,
                 InterCel Licenses, Inc. and InterCel, Inc.*  . . . . . . . . . . . . .  10

         ------------------------------

         * The Registrant agrees to furnish supplementally a copy of any omitted schedule or exhibit to Exhibit 2.2 to the Securities and Exchange Commission upon request, as provided in Item 601(b)(2) of Regulation S-K.



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